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                         MAINSTAY VP SERIES FUND, INC.
                          Supplement dated May 1, 2000
                      To the Prospectus dated May 1, 2000

The Section "Portfolio Managers -- Biographies" is supplemented as follows:

        Donald F. Serek -- Mr. Serek joined Madison Square Advisors as a Portfolio Manager of the Bond Portfolio in April 2000. He has been a member of the portfolio management team since 1997, when he joined New York Life as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.